                                                                   EXHIBIT 10.20

                            RELOCATION LOAN AGREEMENT

          THIS RELOCATION LOAN AGREEMENT ("Agreement") is entered into as of the 17 day of _____May___________, 2000, by and between COMMERCE ONE, INC., a Delaware corporation (the "Company"), and ROBERT M. KIMMITT, a married man ("Employee").

                                    RECITALS

          A. Employee has accepted an offer of employment with the Company as its Chief Operating Officer.

          B. In accepting an offer of employment with the Company, Employee has found it necessary to relocate his principal place of residence.

          C. To aid Employee in such relocation, the Company and Employee desire that the Company loan to Employee the sum of FIVE MILLION DOLLARS
($5,000,000.00) to assist Employee in purchasing a new principal residence in the vicinity of the offices of the Company.

          NOW, THEREFORE, the Company and Employee agree as follows:

                                    AGREEMENT

          1. LOAN: The Company shall lend to Employee the amount of FIVE MILLION DOLLARS ($5,000,000.00), which amount shall be used by Employee for the sole purpose of purchasing a new residence located at 509 Hale Street, Palo Alto, County of Santa Clara, State of California (the "Property") pursuant to the terms and conditions set forth herein (the "Loan").

          2. PROMISSORY NOTE: Concurrently upon execution of this Agreement, Employee and Employee's spouse, Holly S. Kimmitt ("Employee's Spouse") shall execute and deliver to the Company the following: (i) one (1) original promissory note in the amount of (FIVE MILLION DOLLARS ($5,000,000.00)) in substantially the same form as EXHIBIT A attached hereto, with all uncompleted information fully completed (the "Note"); and (ii) Employee shall execute a Certificate of Employee in substantially the same form as EXHIBIT B attached hereto.

          3. DEED OF TRUST: Concurrently upon execution of this Agreement, Employee and Employee's Spouse shall duly execute and deliver to the Company one (1) original, validly acknowledged deed of trust on the Property securing the Note, in substantially the same form as EXHIBIT C attached hereto, with all uncompleted information fully completed (the "Deed of Trust"). The Deed of Trust contains, among others, the following provision:

          If the trustor shall sell, convey or alienate said property, or any part thereof, or any interest therein, or shall be divested of his title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of the beneficiary being first obtained, beneficiary shall have the right, at its option, except as prohibited by law, to declare any indebtedness or obligations secured hereby, irrespective of the maturity date specified in any note evidencing the same, immediately due and payable.

          If Employee and Employee's Spouse do not concurrently deliver to the Company a duly executed and validly acknowledged Deed of Trust, the Company shall have the option, without notice or demand, to declare the entire principal balance of this Loan immediately due and payable. Following the Employee and Employee's Spouse's execution and delivery of the Deed of Trust to the Company, the Company shall record the Deed of Trust in the Official Records of Santa Clara County, California.

          4. EMPLOYEE'S REPRESENTATIONS AND WARRANTIES: Employee hereby makes the following representations and warranties to the Company and acknowledges that the Company is relying on such representations in making the Loan:

                  A. As of the date of the close of escrow for the Property and as of the date of recording of the Deed of Trust, Employee shall have good and marketable title to the Property free and clear of any security interests, liens or encumbrances securing monetary obligations.

                  B. As of the date of the close of escrow for the Property and as of the date of the recording of the Deed of Trust, the consent of no other person or entity will be required to grant the security interest in the Property to the Company evidenced by the Deed of Trust.

                  C. There are no actions, proceedings, claims or disputes pending or, to Employee's knowledge, threatened against or affecting Employee, or the Property.

          5. CERTIFICATION BY EMPLOYEE: Employee hereby certifies to the Company as follows:

                  A. Employee understands that the Loan provided by this Agreement between the Company and Employee is not transferable by the Employee and is conditioned on the future performance of substantial services by the Employee. Employee further agrees that the Loan proceeds will be used only to purchase a principal residence for Employee being acquired in connection with the commencement of employment at a "new principal place of work" within the meaning of Section 217 of the Internal Revenue Code of 1986, as amended.

                  B. Employee reasonably expects to be entitled to and will itemize deductions each year that the loan is outstanding.

                  C. The loan proceeds will be used only to purchase the Property for Employee.

         6. EMPLOYEE'S ADDITIONAL OBLIGATIONS: Employee shall take any and all further actions that may from time to time be required to ensure that the Deed of Trust creates a valid lien on the Property in favor of the Company, which shall secure the Note. Employee shall furnish evidence reasonably satisfactory to the Company that: (i) Employee has good and marketable title to the Property;
(ii) the consent of no other person or entity is required to grant a security interest in the Property to the Company; and (iii) there is no other deed of trust, mortgage or encumbrance against the Property. If it should be hereafter determined that there are defects against title or matters which could result in defects against title to the Property or that the consent of another person or entity is required to grant to and perfect in the Company a valid first-priority lien on the Property, Employee shall promptly take all action necessary to remove such defects and to obtain such consent and grant (or cause to be granted) and perfect such lien on the Property. Failure of Employee to comply with the provisions of this paragraph 6 shall be deemed a default under the Note and the Deed of Trust.

         7. MATURITY EVENT: The outstanding balance of the Note secured by the Deed of Trust shall be due and payable, to the extent permitted by law, upon the Maturity Event which is defined in this Agreement and will be identified in the Note and Deed of Trust as the earlier of any of the following events: (a) four
(4) years after the date of this note, (b) the termination of Employee's employment with Lender, (c) any default in the performance of any obligation of Employee contained in the Deed of Trust, or any other deed of trust, security agreement or other agreement (including any amendment, modification or extension thereof) which may hereafter be executed by Employee for the purpose of securing the Note; (d) Employee voluntarily or by operation of law sells, conveys, assigns, or otherwise transfers or agrees to sell, convey or otherwise transfer, all or any portion of, or any interest in, the Property without the prior written consent of the Company, (e) Employee (i) admits in writing his inability to pay debts, (ii) makes an assignment for the benefit of creditors, (iii) files a voluntary petition in bankruptcy, effects a plan or other arrangement with creditors, liquidates his assets under an arrangement with creditors, or liquidates his assets under court supervision, (iv) has an involuntary petition in bankruptcy filed against him that is not discharged within sixty (60) days after such petition is filed, or (v) applies for or permits the appointment of a receiver or trustee or custodian for any of his property or assets who is not discharged within sixty (60) days after the date of appointment; (f) Employee breaches any representation or warranty contained herein, in the Note or the Deed of Trust, or any agreement or instrument executed in connection with this Loan proves to have been false or misleading in any material respect; (g) the Deed of Trust (as defined herein) encumbering the Property is not duly executed, validly acknowledged, and delivered by Employee and Employee's Spouse concurrently with the execution of this Agreement; or (h) the death of Employee.

         8. REPAYMENT OF LOAN: Notwithstanding anything to the contrary herein, upon the occurrence of a Maturity Event (as defined herein and in the Note), Employee shall pay to the Company, without further demand or notice to Employee, the entire principal amount of the Loan, and any other sums due under the Note or this Agreement.

         9. DEATH OF EMPLOYEE: If the death of Employee occurs and is a Maturity Event, Company shall not declare all of Employee's obligations to be due and payable if the administrator, devisees, estate, executors, heirs, legatees or personal representatives, as the case may be, of the deceased shall agree in writing with the Company within thirty (30) days after the death of the Employee to cooperate fully with the Company in selling the Property, including listing the Property for sale, and shall continue to cooperate with the Company after such date.

         10. ENTIRE AGREEMENT: This Agreement, the Note and the Deed of Trust, constitute the full and entire understanding and agreement between the parties hereto with regard to the subject hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought. No waiver of any provision of this Agreement, the Note or the Deed of Trust shall be effective unless in writing and the waiver of any one provision shall not be deemed a waiver of any other provision unless expressly stated in writing.

         11. NO COVENANT FOR EMPLOYMENT OR ADVANCES: Employee understands and acknowledges that this Agreement does not modify Employee's at-will status, or constitute an employment agreement or a promise by the Company to continue Employee's employment. Either the Company or the undersigned can terminate the employment relationship at any time, with or without cause.

         12. NOTICES: All notices and other communications required or permitted hereunder shall be in writing and may be given by (a) personal delivery, (b) certified mail, postage prepaid, return-receipt requested, (c) courier service, fully prepaid, or (d) facsimile. Any such notice shall be properly addressed to the address of the parties set forth on the signature page hereto and shall be deemed to have been given (i) if personally delivered, when delivered, (ii) if by certified mail, return-receipt requested, when delivered or refused, (iii) if by courier service, on the next business day following deposit, cost prepaid, with Federal Express or similar private carrier, or (iv) if by facsimile, instantaneously upon confirmation of receipt of facsimile. Company or Employee may change its address by giving notice of the same in accordance with this Paragraph. The term "business day" shall mean a day on which the carrier used (Federal Express or other private carrier, or the U.S. Postal Service, as applicable) delivers, whether by special request or in the ordinary course of operations.

         13. ASSIGNMENT: Neither party may assign the rights and/or duties under this Agreement to a third party without the prior written consent of the other party to this Agreement, except that (i) the Company may assign the Note and the Deed of Trust and (ii) in the event that the Company is merged into another corporation, or substantially all of the outstanding stock or assets of the Company are sold to another corporation and the surviving or acquiring corporation agrees in writing to be bound by the rights and duties of the Company under this Agreement, then the Company may assign its rights and duties hereunder to such acquiring or surviving corporation.

         14. INCOME TAX CONSEQUENCES: Employee hereby acknowledges that the Company has made no representation or warranty to Employee concerning the income tax consequences of the Loan to Employee and Employee agrees that Employee shall be solely responsible for ascertaining and bearing such tax consequences and any potential tax liabilities that may arise in connection herewith.

         15. EXHIBITS: All Exhibits attached hereto are incorporated herein by this reference.

         16. GOVERNING LAW: This Agreement shall be governed in all respects by the laws of the State of California.

         17. HEADINGS: The titles and headings of the various paragraphs hereof are intended for means of reference and are not intended to place any construction on the provisions hereof.

         18. INVALIDITY: If any provision of this Agreement shall be invalid or unenforceable the remaining provisions shall not be affected thereby and every provision hereof shall be valid and enforceable to the fullest extent permitted by law.

         19. COUNTERPARTS: This Agreement may be executed in one (1) or more separate counterparts, each of which, when so executed, shall be deemed to be an original. Such counterparts, together, shall constitute one and the same instrument.

         20. ACKNOWLEDGMENT: THIS AGREEMENT, THE NOTE, THE DEED OF TRUST AND ALL RELATED DOCUMENTATION ARE EXECUTED VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE ON THE PART OF OR ON BEHALF OF THE PARTIES HERETO, WITH THE FULL INTENT OF CREATING THE OBLIGATIONS AND SECURITY INTERESTS DESCRIBED HEREIN AND THEREIN. THE PARTIES ACKNOWLEDGE THAT: (a) THEY HAVE READ SUCH DOCUMENTATION;
(b) THEY HAVE BEEN REPRESENTED IN THE PREPARATION, NEGOTIATION AND EXECUTION OF SUCH DOCUMENTATION BY LEGAL COUNSEL OF THEIR OWN CHOICE OR THAT THEY HAVE VOLUNTARILY DECLINED TO SEEK SUCH COUNSEL; (c) THEY UNDERSTAND THE TERMS AND CONSEQUENCES OF THIS AGREEMENT, THE NOTE, THE DEED OF TRUST AND ALL RELATED DOCUMENTATION AND THE OBLIGATIONS THEY CREATE; AND (d) THEY ARE FULLY AWARE OF THE LEGAL

AND BINDING EFFECT OF THIS AGREEMENT, THE NOTE, THE DEED OF TRUST AND THE OTHER DOCUMENTS CONTEMPLATED BY THIS AGREEMENT.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.



EMPLOYEE:                          EMPLOYER:

ROBERT M. KIMMITT,                 COMMERCE ONE, INC.,
a married man                      a Delaware corporation

ROBERT M. KIMMITT                  By:      PETER F. PERVERE
--------------------------            ------------------------------

                                   Its: SENIOR VICE PRESIDENT & CFO
                                      ------------------------------

Date:      5/17/00                 Date:       5/17/00
     ---------------------              ------------------------------

Address: -----------------         Address: --------------------------

         -----------------                  --------------------------

         -----------------                  --------------------------
                                   ATTN:
                                            --------------------------
  ATTN:    ROBERT M. KIMMITT
       ----------------------
                                   Facsimile: _____________
Facsimile:___________________      Number:  ______________
Number:______________________



ACCEPTED AND AGREED TO BY:


   /S/HOLLY S. KIMMITT
-----------------------------
HOLLY S. KIMMITT

                                    EXHIBIT A

                                 PROMISSORY NOTE

                            SECURED BY DEED OF TRUST

$5,000,000.00                                  MAY 17, 2000
                                          --------------------

                                          PLEASANTON, CALIFORNIA
                                          ----------------------

         FOR VALUE RECEIVED, the undersigned, ROBERT M. KIMMITT ("Employee") and HOLLY S. KIMMITT, husband and wife (jointly and severally, the "Borrower"), promise to pay to COMMERCE ONE, INC., a Delaware corporation ("Lender" and "Company"), at the corporate offices of Commerce One, Inc. (or at such other place as Lender may from time to time designate by written notice to Borrower), in lawful money of the United States, the principal sum of FIVE MILLION DOLLARS ($5,000,000.00), on the following terms:

         1.       PAYMENT:

                  Upon the occurrence of a Maturity Event (as defined herein), the entire principal amount of FIVE MILLION DOLLARS ($5,000,000.00) shall be immediately due and payable in lawful money of the United States.

          2. SECURITY: This Note is secured by a deed of trust of even date herewith made by Borrower, as trustor, to First American Title Insurance Company, as trustee, (the "Trustee") for Lender, as beneficiary, (the "Deed of Trust") which (i) shall be executed and delivered by Borrower to Lender concurrently upon the execution of this Note, and (ii) shall be recorded by Lender or Trustee in the official records of the County of Santa Clara, State of California as soon as possible following the close of escrow for the Property
(defined below), encumbering certain real property commonly known as 509 Hale Street, Palo Alto, California, County of Santa Clara, State of California
(the "Property"), described with particularity in the Deed of Trust, which Borrower intends to occupy as his principal place of residence. The Deed of Trust contains, among others, the following provision:

     If the trustor shall sell, convey or alienate said property, or any part thereof, or any interest therein, or shall be divested of his title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of the beneficiary being first obtained, beneficiary shall have the right, at its option, except as prohibited by law, to declare any indebtedness or obligations secured hereby, irrespective of the maturity date specified in any note evidencing the same, immediately due and payable.

     3. MATURITY EVENT: Upon the occurrence of a Maturity Event (as hereinafter defined), the entire principal amount of the Loan and any other sums due hereunder, shall become immediately due and payable without further demand or notice to Borrower. To the extent permitted by law, any of the following events shall be a "Maturity Event" under this Note and the Deed of Trust:

          (a) The passing of four (4) years after the date of this note.

          (b) The date of termination or cessation of Employee's employment with Lender.

          (c) There shall occur any default in the performance of any obligation of Borrower contained in the Deed of Trust, or any other deed of trust, security agreement or other agreement (including any amendment, modification or extension thereof) which may hereafter be executed by Borrower for the purpose of securing this Note.

          (d) Borrower, without the prior written consent of Lender, voluntarily or by operation of law, sells, conveys, assigns or otherwise transfers or agrees to sell, convey or otherwise transfer, all or any portion of, or any interest in, the Property.

          (e) Borrower (i) admits in writing his inability to pay debts, (ii) makes an assignment for the benefit of creditors, (iii) files a voluntary petition in bankruptcy, effects a plan or other arrangement with creditors, liquidates his assets under arrangement with creditors, or liquidates his assets under court supervision, (iv) has an involuntary petition in bankruptcy filed against him that is not discharged within sixty (60) days after such petition is filed, or (v) applies for or permits the appointment of a receiver or trustee or custodian for any of his property or assets which shall not have been discharged within sixty (60) days after the date of appointment.

          (f) Borrower breaches any representation or warranty contained herein or in the Deed of Trust, or any agreement or instrument executed in connection with this loan proves to have been false or misleading.

          (g) The Deed of Trust (as defined herein) is not duly executed and validly acknowledged and delivered by Borrower to Lender concurrently with the execution of this Note.

          (h) The death of Employee.

         4. DEATH OF EMPLOYEE: If the death of Employee occurs, Lender shall not declare all of Borrower's obligations to be due and payable if the administrator, devisees, estate, executors, heirs, legatees or personal representatives, as the case may be, of the deceased shall agree in writing with the Lender within thirty (30) days after the death of the deceased to cooperate fully with Lender in selling the Property, including listing the Property for sale, and shall continue to cooperate with the Lender after such date.

         5. INTEREST: Upon the failure of Borrower to pay the outstanding principal balance within thirty (30) days after a Maturity Event, interest on the outstanding principal balance shall thereafter accrue at the "Reference Rate" or "Prime Rate" of Bank of America, N.T. & S.A. as it may be as of the Maturity Event, plus three percent (3%) per annum, or if lower, the highest rate permitted by applicable law.

         6. BORROWER'S REPRESENTATIONS: Borrower hereby makes the following representations and warranties to the Lender and acknowledges that Lender is relying on such representations in making the loan:

                  (a) As of the date of the close of escrow for the Property and as of the date of recording of the Deed of Trust, Borrower shall have good and marketable title to the Property free and clear of any security interests, liens or encumbrances.

                  (b) As of the date of the close of escrow for the Property and as of the date of recording of the Deed of Trust, the consent of no other person or entity is required to grant the security interest in the Property to the Lender evidenced by the Deed of Trust.

                  (c) There are no actions, proceedings, claims or disputes pending or, to the Borrower's actual knowledge threatened against or affecting the Borrower or the Property.

         7. BORROWER'S ADDITIONAL OBLIGATIONS: Borrower shall take any and all further actions that may from time to time be required to ensure that the Deed of Trust creates a valid first priority lien on the Property in favor of the Lender. Borrower shall furnish evidence reasonably satisfactory to the Lender that: (i) Borrower has good and marketable title to the Property; (ii) the consent of no other person or entity is required to grant a security interest in the Property to the Lender; and (iii) there is no other deed of trust, mortgage or encumbrance against the Property. If it should be hereafter determined that there are defects against title or matters which could result in defects against title to the Property, or that the consent of another person or entity is required to grant to and perfect in the Lender a valid first-priority lien on the Property, Borrower shall promptly take all action necessary to remove such defects and to obtain such consent and grant (or cause to be granted) and perfect such lien on the Property. Failure of Borrower to comply with the provisions of this Paragraph 7 shall be deemed a default under the Note and the Deed of Trust.

         8. DEED OF TRUST: As used herein, "Deed of Trust" shall mean the deed of trust constituting a first-priority lien against the Property by Borrower to First American Title Insurance Company, as trustee, (the "Trustee") for the benefit of Lender, as beneficiary, to be recorded by Lender or Trustee immediately following close of escrow for the Property in the Official Records of the County of Santa Clara, State of California, securing a loan in the original principal amount of FIVE MILLION DOLLARS ($5,000,000.00).

         9. NOTICE: This Note is subject to Section 2924(i) of the California Civil Code which provides that the holder of this Note, shall give written notice to the trustor or his successor-in-interest, of prescribed information at least ninety (90) days and not more than one hundred and fifty (150) days before any balloon payment is due.

         10. ATTORNEYS' FEES: In the event of Borrower's default hereunder, Borrower shall pay all costs of collection, including reasonable attorneys' fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

         11. WAIVER: The waiver by Lender of any breach of or default under any term, covenant or condition contained herein or in any other agreement referred to above shall not be deemed to be a waiver of any subsequent breach of or default under the same or any other such term, covenant or condition.

         12. NO USURY: Borrower hereby represents and warrants that at no time shall the proceeds of the indebtedness evidenced hereby be used "primarily for personal, family, or household purposes" as that term is defined and used in
Article XV of the California Constitution (as amended from time to time). Anything in this Note to the contrary notwithstanding, it is expressly stipulated and agreed that the intent of Borrower and Lender is to comply at all times with all usury and other laws relating to this Note. If the laws of the State of California would now or hereafter render usurious, or are revised, repealed or judicially interpreted so as to render usurious, any amount called for under this Note, or contracted for, charged or received with respect to the loan evidenced by this Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by law, then it is Borrower's and Lender's express intent that all excess amounts theretofore collected by Lender be credited to the principal balance of this Note (or, if this Note has been paid in full, refunded to Borrower), and the provisions of this Note immediately be deemed reformed and the amounts therefor collectible hereunder reduced, without the necessity of execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

         13. PREPAYMENT: Borrower may prepay all or any portion of this Note at any time prior to the stated maturity date, with no premium or penalty.

         14. GENERAL PROVISIONS: This Note shall be governed by and construed in accordance with the laws of the State of California. The maker of this Note hereby waives presentment for payment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note, and consents that Lender may extend the time for payment or otherwise modify the terms of payment or any part of the whole of the debt evidenced by this Note, at the request of any person liable hereon, and such consent shall not alter nor diminish the liability of any person. Borrower hereby waives the defense of the statute of limitations in any action on this Note to the extent permitted by law.

         15. THIS NOTE, THE DEED OF TRUST AND ALL RELATED DOCUMENTATION ARE EXECUTED VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE ON THE PART OF OR ON BEHALF OF THE PARTIES HERETO, WITH THE FULL INTENT OF CREATING THE OBLIGATIONS AND SECURITY INTERESTS DESCRIBED HEREIN AND THEREIN. THE PARTIES ACKNOWLEDGE THAT: (a) THEY HAVE READ SUCH DOCUMENTATION; (b) THEY HAVE BEEN REPRESENTED IN THE PREPARATION, NEGOTIATION AND EXECUTION OF SUCH DOCUMENTATION BY LEGAL COUNSEL OF THEIR OWN CHOICE OR THAT THEY HAVE VOLUNTARILY DECLINED TO SEEK SUCH COUNSEL; (c) THEY UNDERSTAND THE TERMS AND CONSEQUENCES OF THIS NOTE, THE DEED OF TRUST AND ALL RELATED DOCUMENTATION AND THE OBLIGATIONS THEY CREATE; AND (d) THEY ARE FULLY AWARE OF THE LEGAL AND BINDING EFFECT OF THIS NOTE, THE DEED OF TRUST AND THE OTHER DOCUMENTS CONTEMPLATED BY THIS AGREEMENT.

                                           AS BORROWER:

                                           /S/ ROBERT M. KIMMITT
                                           ------------------------
                                           ROBERT M. KIMMITT

                                           /S/ HOLLY S. KIMMITT
                                           ------------------------
                                           HOLLY S. KIMMITT

                                    EXHIBIT B

                             CERTIFICATE OF EMPLOYEE

         The undersigned Employee hereby certifies to COMMERCE ONE, INC. (the "Company") as follows:

         1. He understands that the loan (the "Loan") provided for by the Relocation Loan Agreement dated the date hereof between the Company and Employee is not transferable by Employee and is conditioned on the future performance of substantial services by Employee.

         2. The Loan proceeds will be used only to purchase a principal residence of Employee being acquired in connection with the commencement of employment at a "new principal place of work" within the meaning of Section 217 of the Internal Revenue Code of 1986, as amended.

         3. Employee reasonably expects to be entitled to and will itemize deductions each year the Loan is outstanding.

         4. Employee's immediately former principal residence shall not be converted to business or investment use.

MAY 17, 2000
------------

                                    /S/ ROBERT M. KIMMITT
                                --------------------------------
                                Robert M. Kimmitt

                                    EXHIBIT C

                         [ATTACH COPY OF DEED OF TRUST]